UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, DC 20549

                                FORM 8-K

                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)
                           January 21, 2011
                           -----------------

                             Monster Offers
         ------------------------------------------------------
         (Exact Name of Registrant as Specified in Its Charter)

                                Nevada
            ----------------------------------------------
            (State or Other Jurisdiction of Incorporation)

              000-53266                          26-1548306
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

                  4056 Valle Del Sol, Bonsall, CA  92003
              Mail Delivery - PO Box 1092, Bonsall, CA  92003
         --------------------------------------------------------
          (Address of Principal Executive Offices)      (Zip Code)

                              (760) 208-4905
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

                              Not Applicable
       --------------------------------------------------------------
       (Former name or former address, if changed, since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  Entry Into A Material Definitive Agreement

ITEM 3.02  Unregistered Sales of Equity Securities

On January 21, 2011 Monster Offers (the "Company') entered into an agreement Equititrend Advisors, LLC, 11995 El Camino Real, Suite 301, San Diego, CA to provide and render public relations and communications services to the Company. The Company will issue four hundred thousand (400,000) unregistered restricted shares to Equititrend Advisors, LLC in accordance with the terms of the agreement, dated January 21, 2011. We believe that the issuance is exempt from registration under Section 4(2) of the Securities Act of 1933, as amended.

We believed that Section 4(2) was available because the offer and sale did not involve a public offering and there was not general solicitation or general advertising involved in the offer or sale. Equititrend Advisors, LLC was provided access to all material information, which they requested and all information necessary to verify such information and was afforded access to our management in connection with this transaction. Equititrend Advisors, LLC acquired these securities for investment and not with a view toward distribution. The shares of common stock issued will contain a legend restricting transferability absent registration or applicable exemption.

A copy of the Agreement between us and Equititrend Advisors, LLC is attached hereto as Exhibit 10.11.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.                          Description of Exhibit
---------------------------------------------------------------------------
10.11 Investor and Public Relations Agreement between Monster Offers and Equititrend Advisors, LLC, dated January 21, 2011.


                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Monster Offers
                                   ---------------------------
                                           Registrant

                                By: /s/ Paul Gain
                                ------------------------------------
                                Name:   Paul Gain
                                Title:  Chairman and CEO

Dated:  January 28, 2011

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